REPAY Reports Second Quarter 2022 Financial Results

ATLANTA, August 9, 2022 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its second quarter ended June 30, 2022.

“In the second quarter, we experienced card payment volume and gross profit growth of 34% and 42%, respectively, compared to the second quarter of 2021,” said John Morris, CEO of REPAY. “We continue to see growth across many areas of our business, especially our B2B payments business where our supplier network has reached 135,000, and this growth is aided by strong secular tailwinds and the digitization of business payments. While we continue to believe there is a large and underserved consumer lending opportunity, our clients are experiencing varying degrees of loan growth on the personal loan side. Therefore, we expect that the recovery for this business will take longer than we originally anticipated. In the second half of the year, we will remain focused on executing our strategy by increasing card penetration across our verticals, optimizing our processing infrastructure, developing the best software and payments solutions and practicing thoughtful capital allocation. This approach will help us continue to deliver sustainable, durable growth with strong unit economics.”

Three Months Ended June 30, 2022 Highlights

•
Card payment volume was $6.2 billion, an increase of 34% over the second quarter of 2021
•
Total revenue was $67.4 million, a 39% increase over the second quarter of 2021
•
Gross profit was $50.7 million, an increase of 42% over the second quarter of 2021
•
Net loss was ($1.4) million, as compared to a net loss of ($13.4) million in the second quarter of 2021
•
Adjusted EBITDA was $27.6 million, an increase of 35% over the second quarter of 2021
•
Adjusted Net Income was $16.1 million, an increase of 15% over the second quarter of 2021
•
Adjusted Net Income per share was $0.17

Gross profit represents total revenue less cost of services. Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

2022 Outlook Update

REPAY now expects the following financial results for full year 2022, which replaces previously provided guidance.

Full Year 2022 Outlook
Card Payment Volume	$25.0 - 26.3 billion
Total Revenue	$268 - 286 million
Gross Profit	$204 - 216 million
Adjusted EBITDA	$118 - 126 million

This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in the remainder of 2022. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2022 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss second quarter 2022 financial results today, August 9, 2022 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13730957. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, employee recruiting costs, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and six months ended June 30, 2022 and 2021 (excluding shares subject to forfeiture). REPAY believes that Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2022 revised outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including inflationary pressures, general economic slowdown or recession; the impacts of the ongoing COVID-19 pandemic, including the continued emergence of new variants, and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the Company’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations (Unaudited)

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands)	2022	2021	2022	2021
Revenue	$67,435	$48,412	$134,999	$95,932
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	16,731	12,721	33,296	25,196
Selling, general and administrative	39,130	29,542	71,348	52,935
Depreciation and amortization	29,191	19,679	57,780	37,472
Change in fair value of contingent consideration	(1,050)	(1,200)	(3,950)	1,449
Total operating expenses	$84,002	$60,742	$158,474	$117,052
Loss from operations	$(16,567)	$(12,330)	$(23,475)	$(21,120)
Interest expense	(1,051)	(817)	(2,040)	(2,000)
Loss on extinguishment of debt	—	—	—	(5,941)
Change in fair value of tax receivable liability	19,450	(4,355)	44,070	(3,312)
Other income	10	34	17	63
Other loss	(150)	—	(150)	(9,080)
Total other income (expense)	18,259	(5,138)	41,897	(20,270)
Income (loss) before income tax (expense) benefit	1,692	(17,468)	18,422	(41,390)
Income tax (expense) benefit	(3,045)	4,117	(6,888)	10,059
Net income (loss)	$(1,353)	$(13,351)	$11,534	$(31,331)
Net loss attributable to non-controlling interest	(1,362)	(1,081)	(2,129)	(3,268)
Net income (loss) attributable to the Company	$9	$(12,270)	$13,663	$(28,063)

Weighted-average shares of Class A common stock outstanding - basic	88,903,674	79,781,185	88,756,482	78,200,752
Weighted-average shares of Class A common stock outstanding - diluted	113,250,564	79,781,185	112,866,991	78,200,752

Income (loss) per Class A share - basic	$0.00	$(0.15)	$0.15	$(0.36)
Income (loss) per Class A share - diluted	$0.00	$(0.15)	$0.12	$(0.36)

Consolidated Balance Sheets

(in $ thousands)	June 30, 2022 (Unaudited)	December 31, 2021
Assets
Cash and cash equivalents	$60,375	$50,049
Accounts receivable	32,401	33,236
Prepaid expenses and other	13,599	12,427
Total current assets	106,375	95,712

Property, plant and equipment, net	4,514	3,801
Restricted cash	19,154	26,291
Intangible assets, net	535,796	577,694
Goodwill	827,802	824,082
Operating lease right-of-use assets, net	11,327	10,500
Deferred tax assets	133,813	145,260
Other assets	2,500	2,500
Total noncurrent assets	1,534,906	1,590,128
Total assets	$1,641,281	$1,685,840

Liabilities
Accounts payable	$21,573	$20,083
Related party payable	775	17,394
Accrued expenses	21,568	26,819
Current operating lease liabilities	2,207	1,990
Current tax receivable agreement	24,454	24,496
Other current liabilities	91	1,566
Total current liabilities	70,668	92,348

Long-term debt	449,896	448,485
Noncurrent operating lease liabilities	9,766	9,091
Tax receivable agreement, net of current portion	177,470	221,333
Other liabilities	3,266	1,547
Total noncurrent liabilities	640,398	680,456
Total liabilities	$711,066	$772,804

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized, 88,993,722 issued and 88,892,919 outstanding as of June 30, 2022; 2,000,000,000 shares authorized, and 88,502,621 issued and outstanding as of December 31, 2021	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2022 and December 31, 2021	—	—
Additional paid-in capital	1,107,432	1,100,012
Treasury stock, 100,803 and 0 shares as of June 30, 2022 and December 31, 2021, respectively	(1,152)	—
Accumulated other comprehensive loss	(2)	(2)
Accumulated deficit	(212,353)	(226,016)
Total Repay stockholders' equity	$893,934	$874,003
Non-controlling interests	36,281	39,033
Total equity	930,215	913,036
Total liabilities and equity	$1,641,281	$1,685,840

Key Operating and Non-GAAP Financial Data

Unless otherwise stated, all results compare three and six month 2022 results to three and six month 2021 results from continuing operations for the period ended June 30, respectively.

The following tables and related notes reconcile these non-GAAP measures to GAAP information for the three and six months ended June 30, 2022 and 2021:

	Three months ended June 30,			Six months ended June 30,
(in $ thousands)	2022	2021	% Change	2022	2021	% Change
Card payment volume	$6,196,253	$4,623,964	34%	$12,610,205	$9,237,966	37%
Gross profit[1]	50,704	35,691	42%	101,703	70,736	44%
Adjusted EBITDA[2]	27,636	20,403	35%	56,965	40,864	39%

(1) Gross profit represents total revenue less other costs of services.

(2) Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2022 and 2021

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2022	2021
Revenue	$67,435	$48,412
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,731	$12,721
Selling, general and administrative	39,130	29,542
Depreciation and amortization	29,191	19,679
Change in fair value of contingent consideration	(1,050)	(1,200)
Total operating expenses	$84,002	$60,742
Loss from operations	$(16,567)	$(12,330)
Interest expense	(1,051)	(817)
Change in fair value of tax receivable liability	19,450	(4,355)
Other income	10	34
Other loss	(150)	—
Total other income (expense)	18,259	(5,138)
Income (loss) before income tax (expense) benefit	1,692	(17,468)
Income tax (expense) benefit	(3,045)	4,117
Net income (loss)	$(1,353)	$(13,351)

Add:
Interest expense	1,051	817
Depreciation and amortization (a)	29,191	19,679
Income tax expense (benefit)	3,045	(4,117)
EBITDA	$31,934	$3,028

Non-cash change in fair value of contingent consideration (b)	(1,050)	(1,200)
Non-cash change in fair value of assets and liabilities (c)	(19,450)	4,355
Share-based compensation expense (d)	5,934	5,505
Transaction expenses (e)	7,069	6,978
Employee recruiting costs (f)	259	38
Other taxes (g)	548	420
Restructuring and other strategic initiative costs (h)	1,435	945
Other non-recurring charges (i)	957	334
Adjusted EBITDA	$27,636	$20,403

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2022 and 2021

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2022	2021
Revenue	$134,999	$95,932
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$33,296	$25,196
Selling, general and administrative	71,348	52,935
Depreciation and amortization	57,780	37,472
Change in fair value of contingent consideration	(3,950)	1,449
Total operating expenses	$158,474	$117,052
Loss from operations	$(23,475)	$(21,120)
Interest expense	(2,040)	(2,000)
Loss on extinguishment of debt	—	(5,941)
Change in fair value of tax receivable liability	44,070	(3,312)
Other income	17	63
Other loss	(150)	(9,080)
Total other income (expense)	41,897	(20,270)
Income (loss) before income tax (expense) benefit	18,422	(41,390)
Income tax (expense) benefit	(6,888)	10,059
Net income (loss)	$11,534	$(31,331)

Add:
Interest expense	2,040	2,000
Depreciation and amortization (a)	57,780	37,472
Income tax expense (benefit)	6,888	(10,059)
EBITDA	$78,242	$(1,918)

Loss on extinguishment of debt (j)	—	5,941
Loss on termination of interest rate hedge (k)	—	9,080
Non-cash change in fair value of contingent consideration (b)	(3,950)	1,449
Non-cash change in fair value of assets and liabilities (c)	(44,070)	3,312
Share-based compensation expense (d)	9,292	10,656
Transaction expenses (e)	11,999	9,318
Employee recruiting costs (f)	459	174
Other taxes (g)	698	559
Restructuring and other strategic initiative costs (h)	2,681	1,573
Other non-recurring charges (i)	1,614	720
Adjusted EBITDA	$56,965	$40,864

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2022 and 2021

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2022	2021
Revenue	$67,435	$48,412
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,731	$12,721
Selling, general and administrative	39,130	29,542
Depreciation and amortization	29,191	19,679
Change in fair value of contingent consideration	(1,050)	(1,200)
Total operating expenses	$84,002	$60,742
Loss from operations	$(16,567)	$(12,330)
Interest expense	(1,051)	(817)
Change in fair value of tax receivable liability	19,450	(4,355)
Other income	10	34
Other loss	(150)	—
Total other income (expense)	18,259	(5,138)
Income (loss) before income tax (expense) benefit	1,692	(17,468)
Income tax (expense) benefit	(3,045)	4,117
Net income (loss)	$(1,353)	$(13,351)

Add:
Amortization of acquisition-related intangibles (l)	25,941	17,270
Non-cash change in fair value of contingent consideration (b)	(1,050)	(1,200)
Non-cash change in fair value of assets and liabilities (c)	(19,450)	4,355
Share-based compensation expense (d)	5,934	5,505
Transaction expenses (e)	7,069	6,978
Employee recruiting costs (f)	259	38
Restructuring and other strategic initiative costs (h)	1,435	945
Other non-recurring charges (i)	957	334
Non-cash interest expense (m)	709	802
Pro forma taxes at effective rate (n)	(4,368)	(7,693)
Adjusted Net Income	$16,083	$13,983

Shares of Class A common stock outstanding (on an as-converted basis) (o)	96,787,200	87,734,237
Adjusted Net income per share	$0.17	$0.16

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2022 and 2021

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2022	2021
Revenue	$134,999	$95,932
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$33,296	$25,196
Selling, general and administrative	71,348	52,935
Depreciation and amortization	57,780	37,472
Change in fair value of contingent consideration	(3,950)	1,449
Total operating expenses	$158,474	$117,052
Loss from operations	$(23,475)	$(21,120)
Interest expense	(2,040)	(2,000)
Loss on extinguishment of debt	—	(5,941)
Change in fair value of tax receivable liability	44,070	(3,312)
Other income	17	63
Other loss	(150)	(9,080)
Total other income (expense)	41,897	(20,270)
Income (loss) before income tax (expense) benefit	18,422	(41,390)
Income tax (expense) benefit	(6,888)	10,059
Net income (loss)	$11,534	$(31,331)

Add:
Amortization of acquisition-related intangibles(l)	49,077	33,309
Loss on extinguishment of debt (j)	—	5,941
Loss on termination of interest rate hedge (k)	—	9,080
Non-cash change in fair value of contingent consideration (b)	(3,950)	1,449
Non-cash change in fair value of assets and liabilities (c)	(44,070)	3,312
Share-based compensation expense (d)	9,292	10,656
Transaction expenses (e)	11,999	9,318
Employee recruiting costs (f)	459	174
Restructuring and other strategic initiative costs (h)	2,681	1,573
Other non-recurring charges (i)	1,614	720
Non-cash interest expense (m)	1,411	1,338
Pro forma taxes at effective rate (n)	(5,562)	(16,473)
Adjusted Net Income	$34,485	$29,066

Shares of Class A common stock outstanding (on an as-converted basis) (o)	96,661,414	86,165,128
Adjusted Net income per share	$0.36	$0.34

(a)
See footnote (l) for details on our amortization and depreciation expenses.
(b)
Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(c)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)
Represents compensation expense associated with equity compensation plans, totaling $5.9 million and $9.3 million for the three and six months ended June 30, 2022, respectively, and totaling $5.5 million and $10.7 million for the three and six months ended June 30, 2021, respectively.
(e)
Primarily consists of (i) during the three and six months ended June 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three and six months ended June 30, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
(f)
Represents payments made to third-party recruiters in connection with a significant expansion of personnel, which REPAY expects will become more moderate in subsequent periods.
(g)
Reflects franchise taxes and other non-income based taxes.
(h)
Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three and six months ended June 30, 2022 and 2021.
(i)
For the three and six months ended June 30, 2022 and 2021, reflects extraordinary refunds to clients and other payments related to COVID-19 and non-cash rent expense. Additionally, for the three and six months ended June 30, 2022, reflects loss on termination of lease and loss on disposal of fixed assets.
(j)
Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans.
(k)
Reflects realized loss of REPAY's interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans.
(l)
For the three and six months ended June 30, 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three and six months ended June 30, 2021 reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS, BillingTree, and Kontrol Payables. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three months ended June 30,		Six Months ended June 30,
(in $ thousands)	2022	2021	2022	2021
Acquisition-related intangibles	$25,941	$17,270	$49,077	$33,309
Software	2,700	2,120	7,646	3,291
Amortization	$28,641	$19,390	$56,723	$36,600
Depreciation	550	289	1,057	872
Total Depreciation and amortization (1)	$29,191	$19,679	$57,780	$37,472

(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(m)
Represents non-cash deferred debt issuance costs.
(n)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(o)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and six months ended June 30, 2022 and 2021. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three months ended June 30,		Six Months ended June 30,
	2022	2021	2022	2021
Weighted average shares of Class A common stock outstanding - basic	88,903,674	79,781,185	88,756,482	78,200,752
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	7,883,526	7,953,052	7,904,932	7,964,376
Shares of Class A common stock outstanding (on an as-converted basis)	96,787,200	87,734,237	96,661,414	86,165,128